                                                                    Exhibit 10.1

                                U.S. $50,000,000

                                CREDIT AGREEMENT,

                                 April 25, 2002

                                     between


                              SUSA PARTNERSHIP, LP

                                as the Borrower,

                                       and


                             SC REALTY, INCORPORATED

                                 as the Lender.

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT, dated as of April 25, 2002, between SUSA PARTNERSHIP, LP, a Tennessee partnership (the "Borrower"), and SC REALTY,
                                               --------
IncORPORATED, a Nevada corporation (the "Lender"),
                                         ------

                              W I T N E S S E T H:

         WHEREAS, the Borrower desires to obtain a Commitment from the Lender pursuant to which Loans, in a maximum aggregate principal amount not to exceed the Commitment Amount, will be made to the Borrower from time to time prior to the Commitment Termination Date; and

         WHEREAS, the Lender is willing, on the terms and subject to the conditions hereinafter set forth, to extend such Commitment and make such Loans to the Borrower,

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which each party hereto respectively acknowledges by its execution hereof), the parties hereto agree as follows:

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

         SECTION 1.1 Definitions. The following capitalized terms shall have the
                     -----------
meanings set forth below for such terms when used in this Agreement or any other Credit Document, unless the context clearly indicates otherwise:

         "Agreement" means this Credit Agreement including its Schedules and
          ---------                                            ---------
Exhibits.
--------

         "Applicable Law" means, with respect to any Person or matter, any law,
          --------------
rule, statute, regulation, order, decree or other requirement having the force of law relating to such Person or matter and, where applicable, any official interpretation thereof by any Person having jurisdiction with respect thereto or charged with the administration or interpretation thereof.

         "Authorized Officer" means, relative to the Borrower, those of its
          ------------------
officers whose signatures and incumbency shall have been certified to the Lender.

         "Borrower" is defined in the preamble.
          --------                    --------

         "Borrowing" means Loans having the same Interest Period made by the
          ---------
Lender on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.2.
                -----------

         "Borrowing Request" means a loan request and certificate duly completed
          -----------------
and executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit B.
   ---------

         "Business Day" means:
          ------------

               (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in Illinois; and

               (b) any day on which dealings in Dollars are carried on in the London interbank market.

         "Commitment" means the Lender's obligation to make Loans pursuant to
          ----------
Section 2.1.
-----------

         "Commitment Amount" is defined in Schedule I.
          -----------------                ----------

         "Commitment Termination Date" means the earlier of:
          ---------------------------

               (a) the date set forth as Commitment Termination Date in Schedule
                                                                        --------
                   I;
                   -

               (b) the date on which any Commitment Termination Event occurs;

               (c) the date on which Lender wishes to terminate the Commitment, subject to the Lender giving at least 30 days written notice to Borrower of its intent to terminate the Commitment; or

               (d) the date on which Lender and Borrower mutually agree to terminate the Commitment.

Upon the occurrence of any event described in clause (b), the Commitment shall
                                              ----------
terminate automatically and without any further action.

         "Commitment Termination Event" means the occurrence and continuance of
          ----------------------------
any Event of Default and the Loans becoming due and payable pursuant to Section
                                                                        -------
7.1 by declaration or otherwise.
---

         "Credit Document" means this Agreement, the Notes and any and all other
          ---------------
instruments, agreements, and other documents delivered or required in connection with this Agreement and the Notes.

         "EBITDA" means, with respect to the Borrower and for a given period,
          ------
the Borrower's net income for such period determined in accordance with GAAP, excluding gains and losses on sales of property, inclusive of the following (but only to the extent, in each case, reflected in the calculation of the Borrower's net income for such period), (i) interest expense paid or accrued, (ii) income taxes paid or accrued, and (iii) depreciation and amortization expenses.

         "Event of Default" is defined in Section 7.1.
          ----------------                -----------

         "GAAP" means generally accepted accounting principles in the United
          ----
States, as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by the accounting profession as may be in effect from time to time.

         "Initial Loan Date" is defined in Schedule I.
          -----------------                ----------

         "Interest Expense" means, with respect to the Borrower and for a given
          ----------------
period, the Borrower's cash interest expense for such period determined in accordance with GAAP, inclusive of any interest paid on all outstanding long-term debt, credit facilities and convertible debentures.

         "Interest Period" means, relative to any Loans, the period from the
          ---------------
date on which such Loan is made to the day which numerically corresponds to such date one month thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), the Borrower may select in its relevant notice pursuant to Section 2.2; provided that:
                            -----------  --------

                   (a) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

                   (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

                   (c) no Interest Period may end later than the Commitment Termination Date.

         "Lender" is defined in the preamble.
          ------                    --------

         "LIBO Margin" is defined in Schedule I.
          -----------                ----------

         "LIBO Rate" is defined in Schedule I.
          ---------                ----------

         "Lien" means any security interest, mortgage, pledge, hypothecation,
          ----
assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

         "Loan" is defined in Section 2.1.
          ----                -----------

         "Minimum Borrowing Amount" is defined in Schedule I.
          ------------------------                ----------

         "Monthly Payment Date" means the last day of each calendar month or, if
          --------------------
any such day is not a Business Day, the next succeeding Business Day.

         "Note" means a promissory note of the Borrower payable to the Lender,
          ----
in the form of Exhibit A.
               ---------

         "Obligations" means all obligations (monetary or otherwise) of the
          -----------
Borrower arising under or in connection with this Agreement, the Notes and each other Credit Document.

         "Organic Document" means, relative to the Borrower, its agreement of
          ----------------
limited partnership, as amended and similar arrangements applicable to any of its authorized partnership interests.

         "Person" means any natural person, corporation, firm, association,
          ------
government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

         "Permitted Purpose" means working capital needs, and, subject to any
          -----------------
and all required approvals from Security Capital Group, the following items: future acquisitions of the Borrower, funding of franchise loan commitments, development and construction.

         "Stated Maturity Date" is defined in Schedule I.
          --------------------                ----------

         "Subsidiary" means, with respect to any Person, any corporation of
          ----------
which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

         "Tangible Net Worth" means the consolidated net worth of the Borrower
          ------------------
and its Subsidiaries determined in accordance with GAAP, plus accumulated real estate depreciation expense, subtracting therefrom the aggregate amount of any intangible assets of the Borrower and its Subsidiaries

         "Total Debt" means without duplication, (a) all indebtedness of
          ----------
Borrower for borrowed money, (b) all obligations of Borrower for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), to the extent such obligations constitute indebtedness for the purposes of GAAP, (c) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument but not including shares of preferred stock or preferred limited partnership units issued by Borrower, unless such stock or units can be redeemed in cash by the holder thereof at its sole option, (d) all obligations of Borrower under financing leases required under GAAP to be capitalized, and (e) all liabilities secured by any lien (other than liens for taxes not yet due and payable) on any property owned by Borrower.

         "Total Tangible Assets" means the current book value of the total
          ---------------------
assets of Borrower other than that portion of such assets that constitute intangible assets as determined in accordance with GAAP, plus accumulated
                                                         ----
depreciation on the real estate assets from Borrower's original book value of such assets which is reflected in the current book value of such assets.

         "United States" or "U.S." means the United States of America, its fifty
          -------------      ----
States and the District of Columbia.

         SECTION 1.2 Accounting Terms. For purposes of this Agreement, unless a
                     ----------------
clear contrary intention appears, accounting terms, determinations and computations shall be interpreted or made, as the case may be, in accordance with GAAP, as in effect from time to time, applied on a consistent basis with the most recent audited financial statements of the Borrower delivered to the Lender; provided that, if
                                                              --------
the Borrower notifies the Lender that Borrower wishes to amend any covenant in
Section 6.1 to eliminate the effect of any change in GAAP on the operation of
-----------
such covenant (or if the Lender notifies the Borrower that it wishes to amend any such Section for such purpose), then the compliance by the Borrower with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Lender.

                                   ARTICLE II

                   COMMITMENT, BORROWING PROCEDURES AND NOTES

         SECTION 2.1 Commitment. On the terms and subject to the conditions of
                     ----------
this Agreement, from time to time on any Business Day occurring prior to the Commitment Termination Date, the Lender will make Loans (the "Loans") to the
                                                              -----
Borrower and the Borrower will borrow from the Lender such Loans equal to the aggregate amount of the Borrowing requested by the Borrower to be made on such day and in an aggregate outstanding principal amount not to exceed the Commitment Amount; provided that at no time shall the aggregate outstanding
                   --------
principal amount of all Loans exceed the Commitment Amount . The commitment of the Lender described in this Section 2.1 is herein referred to as its
                             -----------
"Commitment".
 ----------

         SECTION 2.2 Borrowing Procedures. By delivering a Borrowing Request to
                     --------------------
the Lender on or before 11:30 a.m. central time on a Business Day, the Borrower may from time to time irrevocably request that a Borrowing be made in an amount not less than the Minimum Borrowing Amount or, if less, in the unused amount of the Commitment.

         If such Borrowing Request is delivered to the Lender on not less than three nor more than five Business Days' notice, on or before 11:30 a.m. central time on such Business Day, the Lender shall make funds in an amount equal to the requested Borrowing available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request (substantially in the form of Exhibit B).
                                                         ---------

         SECTION 2.3 Notes. The Loans shall be evidenced by the Notes payable to
                     -----
the order of the Lender in a maximum aggregate outstanding principal amount equal to the original Commitment Amount, each substantially in the form of Exhibit A, appropriately completed, dated on or before the date (the "Initial
---------                                                             -------
Loan Date") of the initial Loan, payable to the order of the Lender on the
---------
Stated Maturity Date set forth in Schedule I.
                                  ----------

                                  ARTICLE III

                        REPAYMENTS, PREPAYMENTS, INTEREST

         SECTION 3.1 Repayments. The Borrower shall repay in full the unpaid
                     ----------
outstanding principal amount of each Loan upon the Stated Maturity Date therefor, subject to Section 3.5.
                     -----------

         SECTION 3.2 Prepayments. Prior to the Stated Maturity Date, the
                     -----------
Borrower may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans. Each prepayment of any Loans made pursuant to this Section 3.2 shall be
                                                          -----------
without premium or penalty, except as may be required by Section 3.3.3. Once
                                                         -------------
prepaid, any Loan may be borrowed, repaid and reborrowed from time to time.

         SECTION 3.3 Interest Provisions. Interest on the outstanding principal
                     -------------------
amount of the Loans shall accrue and be payable in accordance with this Section
                                                                        -------
3.3.
---

         Rates. Pursuant to an appropriately delivered Borrowing Request, the
         -----
         Borrower will pay interest to the Lender on the aggregate unpaid principal balance of the Loans from time to time outstanding at a rate per annum on the outstanding amount of the Loans, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate for such Interest Period plus the LIBO Margin.

         All Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the rate determined as applicable to such Loan. Anything herein to the contrary notwithstanding, the Obligations of the Borrower to the Lender under the Loan Documents shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed to the extent (but only to the extent) that contracting for or receiving such payment by the Lender would be contrary to any Applicable Law that limits the highest rate of interest that lawfully may be contracted for, charged or received by the Lender, and in such event the Borrower shall pay the Lender interest at the highest rate permitted by Applicable Law.

               SECTION 3.3.1 Payment Dates. Interest accrued on the Loans shall
                             -------------
         be payable, without duplication on each Monthly Payment Date.

         SECTION 3.4 Payments, Computations, etc. All payments by the Borrower
                     ---------------------------
pursuant to this Agreement, the Notes or any other Credit Document shall be made by the Borrower to the Lender, without setoff, deduction or counterclaim, not later than 11:30 a.m. central time, on the date due, in same day or immediately available funds, to such account as the Lender shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Lender on the next succeeding Business Day. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of
                                                                  ----------
the definition of "Interest Period") be made on the next succeeding Business Day
                   ---------------
and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

         SECTION 3.5 Extension for Loans. So long as no Event of Default shall
                     -------------------
have occurred and be continuing, the Lender may at its sole discretion extend the Stated Maturity Date and the Commitment Termination Date.

                                   ARTICLE IV

                             CONDITIONS TO BORROWING

         SECTION 4.1   Initial Borrowing. The obligation of the Lender to fund
                       -----------------
the initial Borrowing shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 4.1.
                                                      -----------

            SECTION 4.1.1 Resolutions, etc. The Lender shall have received from
                          ----------------
         the Borrower:

                       (a) evidence of the due authorization of the execution,
                delivery and performance of this Agreement and the Notes; and

                       (b) the Notes duly executed by the Borrower.

         SECTION 4.2   All Borrowings. The obligation of the Lender to fund any
                       --------------
Loan on the occasion of any Borrowing (including the initial Borrowing) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 4.2.
     -----------

            SECTION 4.2.1 Borrowing Request. The Lender shall have received a
                          -----------------
         Borrowing Request for such Borrowing.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lender to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants unto the Lender as set forth in this Article V.
              ---------

         SECTION 5.1   Organization, etc. The Borrower is a limited partnership
                       -----------------
validly organized and existing and in good standing under the laws of the State of Tennessee, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Credit Document and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

         SECTION 5.2   Due Authorization, Non-Contravention, etc. The execution,
                       -----------------------------------------
delivery and performance by the Borrower of this Agreement, the Notes and each other Credit Document executed or to be executed by it, have been duly authorized by all necessary partnership action, and do not

                       (a) contravene the Borrower's Organic Documents;

                       (b) contravene any contractual restriction, law or
                governmental regulation or court decree or order binding on or affecting the Borrower or any of its Subsidiaries, the noncompliance with which could reasonably be expected to have a material adverse effect upon the prospects, business, property, condition (financial or otherwise) or performance of the Borrower; or

                 (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's or any Subsidiary's properties.

     SECTION 5.3 Validity. This Agreement constitutes, and the Notes and each
                 --------
other Credit Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally.

                                   ARTICLE VI

                                    COVENANTS

     SECTION 6.1 Financial Condition. The Borrower will comply with all
                 -------------------
financial covenants as outlined in Section 1009 of the Indenture between the Borrower and First National Bank of Chicago, as Trustee, dated November 1, 1996.

     SECTION 6.2 Compliance with Laws. The Borrower will, and will cause each of
                 --------------------
its Subsidiaries to, comply in all material respects with any Applicable Law, the noncompliance with which could reasonably be expected to have a material adverse effect upon the prospects, business, property, condition (financial or otherwise) or performance of the Borrower, such compliance to include the maintenance and preservation of its corporate existence and qualification as a foreign corporation.

                                  ARTICLE VII

                                EVENTS OF DEFAULT

     SECTION 7.1 Events of Default. Each of the following events or occurrences
                 -----------------
described in this Section 7.1 shall constitute an Event of Default":
                  -----------                     ----------------

                 (a) a default in the payment when due of any principal of, or default (and continuance thereof for 2 Business Days) in the payment when due of interest on, any Note occurs; or

                 (b) any representation or warranty of the Borrower made or deemed to be made hereunder or in any other Credit Document or any other writing or certificate furnished by or on behalf of the Borrower to the Lender for the purposes of or in connection with this Agreement or any such other Credit Document is or shall be incorrect when made in any material respect; or

                 (c) the Borrower shall default in the due performance and observance of any of its obligations under Article VI; or
                                                     ----------

     SECTION 7.2 Action if Event of Default. If any Event of Default shall occur
                 --------------------------
for any reason, whether voluntary or involuntary, and be continuing, the Lender may declare the Commitment to be terminated and the Notes to be due and payable, whereupon the Commitment shall terminate and have no further force or effect and the Notes shall become immediately due and payable, without presentment, demand, protest or Notice to the Borrower or other action by the Lender of any kind whatsoever, all of which actions the Borrower hereby waives to the maximum extent permitted by Applicable Law.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

     SECTION 8.1 Waivers, Amendments, etc. The provisions of this Agreement may
                 ------------------------
from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Lender. No failure or delay on the part of the Lender or the holder of the Notes in exercising any power or right under this Agreement or any other Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Lender or the holder of the Notes under this Agreement or any other Credit Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 8.2 Notices. All notices and other communications provided to any
                 -------
party hereto under this Agreement or any other Credit Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

     SECTION 8.3 Severability. Any provision of this Agreement or any other
                 ------------
Credit Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Credit Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 8.4 Execution in Counterparts, Effectiveness, etc. This Agreement
                 ---------------------------------------------
may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and the Lender (or notice thereof satisfactory to the Lender) shall have been received by the Lender and notice thereof shall have been given by the Lender to the Borrower.

     SECTION 8.5 Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTES AND
                 -------------------------------
EACH OTHER CREDIT DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS. This Agreement, the Notes and the other Credit Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 8.6 Successors and Assigns. This Agreement shall be binding upon
                 ----------------------
and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or transfer
                        --------
its rights or obligations hereunder without the prior written consent of the Lender.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                  SUSA PARTNERSHIP, LP

                                           By:

                                           /s/ Christopher P. Marr
                                           ------------------------------------
                                           Title: Chief Financial Officer

                                           Address: 175 Toyota Plaza, Suite 700
                                                    Memphis, TN 38103

                                           Facsimile No.: 901-252-2070

                                           Attention: John W. McConomy
                                                      -------------------------

                                  SC REALTY, INCORPORATED

                                           By /s/ Jeffrey A. Klopf
                                              ---------------------------------
                                             Title: Senior Vice President

                                           Address: 125 Lincoln Avenue
                                                    Santa Fe, NM 87501


                                           Facsimile No.: (505) 988-8920

                                           Attention: Jeffrey A. Klopf
                                                      -------------------------

                                                                      SCHEDULE I

                             CREDIT AGREEMENT TERMS
                             ----------------------

Commitment Amount:                $50,000,000

Commitment Termination Date:      April 25, 2003

Initial Loan Date:                April 25, 2002

LIBO Margin                       140 basis points

LIBO Rate:                        the one-month LIBO Rate as published by Bank
                                  of America for Security Capital Group
                                  Incorporated on the day of borrowing

Minimum Borrowing Amount          $5,000,000

Stated Maturity Date:             with respect to any Loan means, April 25,
                                  2003, or as extended pursuant to Section 3.5.
                                                                   -----------

                                                                       EXHIBIT A

                                      NOTE

$_____________                             __________________, 2002


         FOR VALUE RECEIVED, the undersigned, SUSA PARTNERSHIP, LP, a Tennessee limited partnership (the "Borrower"), promises to pay to the order of SC REALTY,
                          --------
INCORPORATED, a Nevada corporation(the "Lender") the principal sum of
                                        ------
____________________ DOLLARS ($____________) or, if less, the aggregate unpaid principal amount of all Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of April 25, 2002 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit
                                                                       ------
Agreement"), between the Borrower and the Lender, due and payable as set forth
---------
in the Credit Agreement, on April 25, 2003.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available fund to the account designated by the Lender pursuant to the Credit Agreement.

         This Note is the Note referred to in, and evidences indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS NOTE HAS BEEN DELIVERED IN EL PASO, TEXAS AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS.

                                        SUSA PARTNERSHIP, LP

                                            By:
                                            __________________________________
                                            Title:

                                                                       EXHIBIT B

                                BORROWING REQUEST

SC REALTY, Incorporated
7777 Market Center
El Paso, TX 79912-8412

Attention: Mr. Paul Szurek
           Chief Financial Officer

                              SUSA PARTNERSHIP, LP

Sir:

         This Borrowing Request is delivered to you pursuant to Section 2.2 of the Credit Agreement, dated as of April 25, 2002 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), between SUSA
                                             ----------------
PARTNERSHIP, LP, a Tennessee limited partnership (the "Borrower"), and SC
                                                       --------
REALTY, INCORPORATED, a Nevada corporation (the "Lender"). Unless otherwise
                                                 ------
defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Borrower hereby requests that a Loan be made in the aggregate principal amount of $__________ on __________, 200__.

         The Borrower hereby acknowledges that each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrower that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Sections 5.1 and 5.2 are true and correct in all material respects.
------------     ---

         The Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify you. Except to the extent, if any, that prior to the time of the Borrowing requested hereby you shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

         Please wire transfer the proceeds of the borrowing to the following account:

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

                                                ---------------
              Amount of Loan:
                                                ---------------
                                                ---------------
              Date of Advance:
                                                ---------------

              Deposit to Account Number:

                  Account Name:             SUSA Partnership, LP
                  Bank:                     First Tennessee Bank
                  Account No.:              ******
                  Routing No.:              ######

         The Borrower has caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by a duly Authorized Officer of its General Partner this ___ day of ___________, 200__.

                                      SUSA PARTNERSHIP, LP

                                           By:

                                           ________________________________
                                           Title:

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